Exhibit 10(b)
                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

            THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of September 8, 2004 (this "Amendment"), is made by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), SPARKS EXHIBITS & ENVIRONMENTS CORP., a Pennsylvania corporation ("Leading Borrower"), SPARKS EXHIBITS & ENVIRONMENTS, LTD., a California corporation ("Second Borrower"), SPARKS EXHIBITS & ENVIRONMENTS, INC., a Georgia corporation ("Third Borrower"), and DMS STORE FIXTURES LLC, a Pennsylvania limited liability company ("Fourth Borrower"; Leading Borrower, Second Borrower, Third Borrower and Fourth Borrower, being collectively referred to herein as "Borrowers" and each a "Borrower").

                                  WITNESSETH :

            WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of February 6, 2004 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement); and

            WHEREAS, Borrowers have requested that Lender amend the Loan Agreement, as more fully set forth herein, and Lender is willing to do so subject to the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

                               STATEMENT OF TERMS

            1. Amendment to Schedule H. Schedule H to the Loan Agreement is hereby amended and restated to read as set forth in Schedule H attached hereto.

            2. Representations and Warranties. To induce Lender to enter into this Amendment, each Borrower hereby warrants and represents to Lender as follows: (a) each representation and warranty of such Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period); (b) no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; (c) such Borrower has the power and is duly authorized to enter into, deliver and perform its obligations under this Amendment and to perform its obligations under the Loan Agreement, as amended hereby; and (d) this Amendment and the Loan Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Borrower and is enforceable against such Borrower in accordance with its terms.

            3. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

            (a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by each Borrower; and

            (b) Each Guarantor shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning the same to Lender.

            4. Continuing Effect of Loan Agreement. Except as expressly modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect, and are hereby ratified and continued including, without limitation, the provisions regarding confession of judgment.

            5. Counterparts. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

            6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first set forth above.

                                        SPARKS EXHIBITS & ENVIRONMENTS CORP.

                                        By:_____________________________________
                                        Name:  Robert B. Ginsburg
                                        Title: Chief Financial Officer

                                        SPARKS EXHIBITS & ENVIRONMENTS, LTD.

                                        By:_____________________________________
                                        Name:  Robert B. Ginsburg
                                        Title: Chief Financial Officer


                                        SPARKS EXHIBITS & ENVIRONMENTS, INC.

                                        By:_____________________________________
                                        Name:  Robert B. Ginsburg
                                        Title: Chief Financial Officer


                                        DMS STORE FIXTURES LLC

                                        By:_____________________________________
                                        Name:  Robert B. Ginsburg
                                        Title: Chief Financial Officer


                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:_____________________________________
                                        Name:  Jeffrey Zinn
                                        Title: Duly Authorized Signatory

Each of the undersigned Guarantors, intending to be legally bound, does hereby consent to the execution, delivery and performance of the within and foregoing Amendment, and confirms and reaffirms, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of such Guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

ACKNOWLEDGED and AGREED to as of the date first set forth above:

SPARKS EXHIBITS & ENVIRONMENTS CORP.

By:___________________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer


SPARKS EXHIBITS & ENVIRONMENTS, LTD.

By:___________________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer


SPARKS EXHIBITS & ENVIRONMENTS, INC.

By:___________________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer


DMS STORE FIXTURES LLC

By:___________________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer


MARLTON TECHNOLOGIES, INC.

By:___________________________________
Name:  Robert B. Ginsburg
Title: Chief Executive Officer


SPARKS EXHIBITS HOLDING CORPORATION

By:___________________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer


SPARKS EXHIBITS & ENVIRONMENTS INCORPORATED

By:___________________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer


SPARKS EXHIBITS & ENVIRONMENTS COMPANY

By:___________________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer